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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    September 17, 2001
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                          Select Medical Corporation
            (Exact name of registrant as specified in its charter)

          Delaware                     000-32499                 23-2872718
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA           17055
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (717) 972-1100
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N/A
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(Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On September 17, 2001, the Board of Directors of Select Medical Corporation (the "Company") adopted a shareholder rights plan which provides for the issuance of preferred stock purchase rights to the Company's common shareholders of record as of October 2, 2001, as set forth in the Rights Agreement between the Company and Mellon Investor Services LLC, as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 7(c).     Exhibits.

4.1 Rights Agreement, dated as of September 17, 2001, between Select Medical Corporation and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate, incorporated by reference to Exhibit 1.1 to Select Medical Corporation's Registration Statement on Form 8-A, dated October 1, 2001.

20.1           Press Release of the Company, dated September 18, 2001.
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                                   SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              SELECT MEDICAL CORPORATION


                              By:       /s/ Michael E. Tarvin
                                 ----------------------------------
                                 Name:  Michael E. Tarvin
                                 Title: Senior Vice President

Dated:  October 1, 2001